SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:


|_|  Preliminary Proxy Statement              |_|  Confidential, For Use of the
|X|  Definitive Proxy Statement                    Commission Only (as permitted
|_|  Definitive Additional Materials               by Rule 14a-6(e)(2))
|_|  Soliciting Material Pursuant to Rule
     14a-11(c) or Rule 14a-12



                          COMMISSION FILE NO. 0-28452

                                  U-SHIP, INC.

                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):


|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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|_|  Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement no.:

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


                                  U-SHIP, INC.
                              5583 WEST 78TH STREET
                             EDINA, MINNESOTA 55439




                                 March 30, 1999




Dear Shareholder:


         You are cordially invited to attend the 1998 Annual Meeting of Shareholders of U-Ship, Inc. to be held at the Radisson Plaza Hotel Minneapolis, 35 South Seventh Street, Minneapolis, Minnesota, on Monday, May 3, 1999, at 3:30 p.m. Minneapolis time.


         At the Annual Meeting you will be asked to vote for the election of seven directors. All of these nominees are currently directors and, I strongly believe, represent a cohesive team and are moving the Company in the right direction. By re-electing this group, the Board will be able to continue implementing our new business plan and continue the improvements we have already started to see. The Board is recommending to you that we change the Company name to United Shipping & Technology, Inc. We believe that this name better communicates to the public what exactly the Company does and projects the Company's new image. We are also asking you to approve amendments to our 1995 Stock Option Plan and 1996 Director Stock Option Plan. We believe that the amendments are necessary in order to attract quality employees and independent directors and give the current key employees and directors an incentive to remain with us. We are also asking you to ratify our decision to appoint Lurie, Besikof, Lapidus & Co., LLP as the Company's independent public accountants for the fiscal year ended June 30, 1999.


         I am pleased to announce that we are moving our corporate headquarters to a new facility. As of April 1, 1999 our new address will be: 9850 51st Avenue North, Suite 110, Minneapolis, Minnesota 55442. Please direct all correspondence and inquiries after April 1, 1999 to this new address. Our phone number will continue to be (612) 941-4080.


         Whether or not you are able to attend the meeting in person, I urge you to sign and date the enclosed proxy card and return it in the enclosed envelope. If you do attend the meeting in person, you may withdraw your proxy and vote personally on any matters properly brought before the meeting.


                                        Sincerely,

                                        U-SHIP, INC.

                                        /s/ Peter C. Lytle
                                        Peter C. Lytle
                                        President and Chief Executive Officer

                                  U-SHIP, INC.
                              5583 WEST 78TH STREET
                             EDINA, MINNESOTA 55439


                  NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON MONDAY, MAY 3, 1999

     NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Shareholders of U-Ship, Inc. (the "Company"), a Utah corporation, will be held at the Radisson Plaza Hotel Minneapolis, 35 South Seventh Street, Minneapolis, Minnesota, on Monday, May 3, 1999, at 3:30 p.m. Minneapolis time, and at any adjournment or postponement thereof, for the following purposes, as more fully described in the accompanying Proxy Statement:


     1. To elect seven directors for the ensuing year and until their successors are duly elected and qualified;

     2. To consider and vote upon the amendment to the Restated Articles of Incorporation of the Company to change the name of the Company to United Shipping & Technology, Inc.;

     3. To consider and vote upon amendments to the Company's 1995 Stock Option Plan, including an amendment to increase the number of shares for which options may be granted under such plan from 450,000 to 1,950,000 shares;

     4. To consider and vote upon amendments to the Company's 1996 Director Stock Option Plan, including an amendment to increase the number of shares for which options may be granted under such plan from 100,000 to 210,000 shares;

     5. To ratify the appointment of Lurie, Besikof, Lapidus & Co. LLP, independent certified public accountants, as auditors of the Company for its fiscal year ending June 30, 1999; and

     6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The transfer books of the Company will not be closed for the Annual Meeting. Only shareholders of record holding Common Stock at the close of business on March 22, 1999, are entitled to receive notice of, and to vote at, the Annual Meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ Kenneth D. Zigrino
                                        Kenneth D. Zigrino
                                        Secretary


Edina, Minnesota
March 30, 1999



--------------------------------------------------------------------------------
     ALL SHAREHOLDERS ARE CORDIALLY INVITED AND REQUESTED TO ATTEND THE ANNUAL MEETING IN PERSON. SHAREHOLDERS WHO ARE UNABLE TO ATTEND IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY EXACTLY AS YOUR NAME APPEARS THEREON AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. YOUR ATTENDANCE AT THE ANNUAL MEETING, WHETHER IN PERSON OR BY PROXY, IS IMPORTANT TO ENSURE A QUORUM. IF YOU RETURN YOUR PROXY, YOU STILL MAY VOTE YOUR SHARES IN PERSON BY GIVING WRITTEN NOTICE
BY SUBSEQUENT PROXY OR OTHERWISE) TO THE SECRETARY OF THE COMPANY AT ANY TIME PRIOR TO THE VOTE AT THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                                  U-SHIP, INC.
                              5583 WEST 78TH STREET
                             EDINA, MINNESOTA 55439

                               -------------------


                               PROXY STATEMENT FOR
                       1998 ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 3, 1999


                               ------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of U-Ship, Inc. (the "Company"), to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Radisson Plaza Hotel Minneapolis, 35 South Seventh Street, Minneapolis, Minnesota, on Monday, May 3, 1999, at 3:30 p.m. Minneapolis time, and at any adjournment or postponement thereof. The Notice of Annual Meeting, this Proxy Statement and the enclosed proxy are first being mailed to shareholders on or about March 30, 1999.


         The Board of Directors knows of no business which will be presented at the Annual Meeting other than the matters referred to in the accompanying Notice of Meeting. However, if any other matters are properly presented at the Annual Meeting, it is intended that the persons named in the proxy will vote on such matters in accordance with their judgment. If the enclosed proxy is executed and returned, it nevertheless may be revoked at any time before it has been voted by a later-dated proxy or a vote in person at the Annual Meeting. Shares represented by properly executed proxies received on behalf of the Company will be voted at the Annual Meeting (unless revoked prior to their vote) in the manner specified therein. If no instructions are specified in a signed proxy returned to the Company, the shares represented thereby will be voted (i) FOR the election of the seven director nominees named herein; (ii) FOR the proposal to approve the amendment to the Restated Articles of Incorporation of the Company to change the Company's name; (iii) FOR the proposal to adopt amendments to the Company's 1995 Stock Option Plan, including an amendment to increase the number of shares for which options may be granted under such plan from 450,000 to 1,950,000 shares; (iv) FOR the proposal to adopt amendments to the Company's 1996 Director Stock Option Plan, including an amendment to increase the number of shares for which options may be granted under such plan from 100,000 to 210,000 shares; and (v) FOR the appointment of Lurie, Besikof, Lapidus & Co., LLP, independent certified public accountants, as auditors of the Company for its fiscal year ending June 30, 1999. If any other matters are properly presented at the Annual Meeting for action, including a question of adjourning or postponing the Annual Meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgement.

RECORD DATE AND OUTSTANDING COMMON STOCK

         Only holders of the Common Stock of the Company whose names appear of record on the books of the Company at the close of business on March 22, 1999 (the "Record Date"), are entitled to receive notice of, and to vote at, the Annual Meeting. On the Record Date, the voting shares of the Company consisted of 10,068,537 shares of Common Stock, each entitled to one vote per share. Effective February 25, 1999, the Company has exercised its right to effect a mandatory conversion of its outstanding Series A Cumulative Convertible Preferred Stock ("Preferred Stock"). Whether or not a holder of Preferred Stock has tendered such holder's Preferred Stock certificate, the Company will treat such holder as the holder of Common Stock as of February 25, 1999, the date on which notice of conversion was sent to holders of the Preferred Stock.

REVOCABILITY OF PROXIES


         Any shareholder who executes and returns a proxy may revoke it at any time before it is voted. Any shareholder who wishes to revoke a proxy can do so by (i) executing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company prior to the vote at the Annual Meeting, (ii) filing a written notice of revocation bearing a later date than the proxy with the Secretary of the Company prior to the vote at the Annual Meeting, or (iii) appearing in person at the Annual Meeting, filing a written notice of revocation and voting in person the shares to which the proxy relates. Any written notice or subsequent proxy should be delivered on or after April 1, 1999, to U-Ship, Inc., 9850 51st Avenue North, Suite 110, Minneapolis, Minnesota 55442,
Attention: Kenneth D. Zigrino, Secretary of the Company, or hand-delivered to the Secretary of the Company prior to the vote at the Annual Meeting.


QUORUM; ABSTENTIONS; BROKER NON-VOTES

         The presence, in person or by proxy, of the holders of at least a majority of the shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. All votes will be tabulated by the inspector of election for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

         If a properly executed proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter.

         If a properly executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to votes on one or more matters, such shares will be considered present at the Annual Meeting for determining a quorum, but will not be considered to be represented at the Annual Meeting for purposes of calculating the vote with respect to such matter.


                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         The Bylaws of the Company state that the Board shall consist of at least three but not more than nine persons as determined by the Board or the Company's shareholders. The Board has set the size of the Board at seven members and has nominated for election to the Board the seven persons named below. The shareholders are being requested to elect the seven nominees named below. All of the nominees are currently members of the Board.

         The persons named in the accompanying proxy will vote for the election of the below named nominees, unless authority to vote is withheld. Shareholders do not have cumulative voting rights with respect to the election of directors, and proxies cannot be voted for a greater number of directors than the number of nominees named below. The Board is informed that the nominees are willing to serve as directors; however, if any nominee is unable to serve or for good cause will not serve, the proxy may be voted for such other person as the proxies shall, in their discretion, designate, or the Board may reduce the number of directors to eliminate the vacancy.

NOMINEES FOR ELECTION AS DIRECTOR

         The seven nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting shall be elected to the Board of Directors. The following table sets forth certain information regarding the nominees for election as director of the Company. All of the directors of the Company elected at the Annual Meeting will serve for the ensuing year and until their successors are duly elected and qualified. There are no family relationships between any director or officer. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE NOMINEES LISTED BELOW.

Name                     Age     Position
----                     ---     --------

Peter C. Lytle           49      Chairman, President, Chief Executive Officer
                                 and Director


Timothy G. Becker        39      Treasurer, Chief Financial Officer and Director


Marshall T. Masko        41      Vice Chairman and Director

James A. Bartholomew     42      Director

Marlin Rudebusch         51      Director

Susan M. Clemens         36      Director

Ronald G. Olson          58      Director


         PETER C. LYTLE. Mr. Lytle became employed by the Company in May 1998 and has served as the Company's Chairman, President, Chief Executive Officer and a director since June 1998. From March 1998 to May 1998, Mr. Lytle rendered consulting services to the Company in connection with its strategic restructuring. Mr. Lytle is a principal with the Business Development Group (the "BDG") which he co-founded in 1994. The BDG provides turnaround management services and strategic planning to companies in the United States and Europe. His responsibilities at the BDG included acting as Chief Executive Officer and Chairman of Primo Piatto, Inc. during a successful acquisition of the Borden Pasta Manufacturing business (which was recently sold to Dakota Growers Pasta Company) and acting as Chairman of Pink Business Interiors during a successful employee buyout and reorganization. From 1986 to 1994, Mr. Lytle was employed by Land O' Lakes, Inc. in a variety of positions from Vice President of Advanced Food Sciences to General Manager of Business Development. Prior to that time he held positions with the Beatrice Companies as a Group Brand Manager, and Allied International as Vice President of Marketing and Business Development. He currently is on the Board of Directors of Humanetics Corporation, BioSun Systems, Inc., Agrotec, Inc. and Pink Business Interiors, Inc. He is on the Board of Advisors for the Center for Advanced Biotechnology in Africa, and Menu Direct, Inc.


         TIMOTHY G. BECKER. Mr. Becker is a director of the Company and has served as its Chief Financial Officer and Treasurer since June 1998. From March 1998 to June 1998, Mr. Becker rendered consulting services to the Company in connection with its strategic restructuring. Between February 1994 and March 1998, Mr. Becker has worked as an independent financial workout consultant for his own firm, the Becker Group, Ltd., and during this time Mr. Becker served as Chief Financial Officer of Primo Piatto, Inc. Between February 1992 and February 1994, Mr. Becker was employed as Director of Business Systems for Munsingwear, Inc. Prior to 1992, Mr. Becker was employed as Senior Manager with Ernst & Young LLP's Restructuring and Reorganization Consulting Practice. Mr. Becker has over 15 years of experience with a variety of companies during periods of financial crisis and rapid change along with positioning companies and their balance sheets for sale, merger or acquisitions. Mr. Becker is a Certified Public Accountant and is a member of the Board of Directors of the Minnesota Chapter of Turnaround Management Association.

         MARSHALL T. MASKO. Mr. Masko was elected as Vice Chairman and a director of the Company in June 1998. In addition, Mr. Masko has been retained as an independent consultant to assist the Company in its marketing efforts. From April 1996 to February 1998, Mr. Masko served as the Senior Vice President
- Marketing of NordicTrack. From August 1994 to March 1996, he served as Senior Vice President and General Manager of K-tel, International. Prior to that, Mr. Masko was Group Vice President - Marketing for NordicTrack from January 1990 to July 1994. His career experience includes new product development, brand management, advertising management, direct response marketing, international marketing, sales and retail marketing, strategic planning and business development.

         JAMES A. BARTHOLOMEW. Mr. Bartholomew was elected to the Company's Board in March 1998. Mr. Bartholomew has been a financial and strategic workout consultant for the last 11 years with his own firm. Mr.Bartholomew is a Certified Public Accountant and has been involved in a substantial number of workout engagements including negotiations of acquisitions and divestitures, negotiations with secured lenders, banks, asset based lenders, subordinated note holders and unsecured creditors. For nine years prior to that he was employed by the firm Deloitte, Haskins and Selles. He is a member of the Board of Directors of the Minnesota Chapter of Turnaround Management Association.

         MARLIN RUDEBUSCH. Mr. Rudebusch was elected to the Company's Board in March 1998. Mr. Rudebusch is the Business Unit Director for Renal Systems division of Minntech Corporation, by which he has been employed since December 1997. Between September 1994 and November 1997 he was the Vice President of Marketing of Nutrition Medical and from 1993 to 1994 was Director of Marketing at AudioScience. He served in various sales and marketing management positions at Medtronic, Inc. between 1981 to 1993.

         SUSAN M. CLEMENS. Ms. Clemens was elected to the Company's Board in June 1998. Since February 1998, Ms. Clemens has been employed by Dakota Growers Pasta Company in the position of Vice President of Human Resources. From August 1997 to February 1998, she was employed by Primo Piatto, Inc. as Vice President of Human Resources and Administration. From January 1993 to August 1997, Ms. Clemens was the Senior Human Resources Manager for Borden Foods Corporation. Between 1986 and January 1993 Ms. Clemens was employed by Tiro Industries, Inc. as Human Resources Manager.

         RONALD G. OLSON. Mr. Olson was elected to the Company's Board in December 1998. Since January 1990, Mr. Olson has served as President, Chief Executive Officer and a Director of Grow Biz International, Inc. Mr. Olson has also served as President and Chief Executive Officer of Franchise Business Systems, Inc. since July 1988.

THE BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors held four meetings during the fiscal year ended June 30, 1998. Each director attended at least 75% of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he or she served during the fiscal year ended June 30, 1998. The Board has established Audit, Compensation and Executive committees.

         The Audit Committee currently consists of James A. Bartholomew and Ronald G. Olson. The Audit Committee is empowered by the Board to review the financial books and records of the Company in consultation with the Company's accounting staff and its independent auditors and to review with the accounting staff and independent auditors any questions raised with respect to accounting and auditing policy and procedures. Where appropriate, the Audit Committee also reviews transactions with management involving actual or potential conflicts of interest. During the fiscal year ended June 30, 1998, at times when the committee was composed of former directors Gary W. Ramsden and Donald L. Kotula, the Audit Committee held two meetings. James A. Bartholomew and Ronald G. Olson, the current members of the Audit Committee, joined the committee subsequent to such meetings.

         The Compensation Committee currently consists of Susan M. Clemens, Marlin Rudebusch and James A. Bartholemew. The Compensation Committee is authorized by the Board to establish general levels of compensation for all employees of the Company, to set the annual salary of each of the executive officers of the Company, to grant options and to otherwise administer the Company's stock option plans, and to review and approve compensation and benefit plans of the Company. During the fiscal year ended June 30, 1998, at times when the committee was composed of former directors Donald L. Kotula and B. Richard Vogen, the Compensation Committee held two meetings. Susan M. Clemens, Marlin Rudebusch and James A. Bartholomew, the current members of the Compensation Committee, joined the committee subsequent to such meetings.


         In June 1998, the Board established an Executive Committee, which consists of Peter C. Lytle, Susan M. Clemens and James A. Bartholomew. Subject to certain limitations, the Executive Committee may exercise the power of the Board when the Board is not in session. The Executive Committee did not hold any meetings during fiscal year 1998.

DIRECTOR COMPENSATION

         CASH COMPENSATION. The Company has not paid any cash compensation to a director in his or her capacity as a director and has no present plan to pay directors' fees.

         DIRECTOR STOCK OPTION PLAN. In February 1995, the Company adopted its 1996 Director Stock Option Plan (the "1996 Director Plan"), pursuant to which it automatically awards each outside director 5,000 shares of Common Stock for each year of service as a director, not to exceed in the aggregate 15,000 shares per director. The term of each option granted under the plan is five years and the exercise price per share for stock granted under the plan is 100% of the fair market value per share on the date on which the respective option is granted. As described further in Proposal No. 4, the Company is asking the shareholders to amend the 1996 Director Plan so that each outside director will automatically be awarded 15,000 shares of Common Stock for each year of service as a director.

         COMPENSATION TO MARSHALL T. MASKO. In March 1998, Mr. Masko, a director of the Company, received an option for the purchase of 125,000 shares of Common Stock. Such option had vested to the extent of 61,312 shares as of June 30, 1998. The right to purchase the remaining 63,688 shares was granted subject to shareholder approval of an amendment to the Company's 1995 Stock Option Plan increasing the number of shares available for the grant of options thereunder. The option is exercisable at a price of $0.40 per share over a five-year period. The option is comparable to the terms of options granted to Messrs. Lytle, Becker and Zigrino, officers of the Company who rendered consulting services beginning in March 1998.


         COMPENSATION TO RONALD G. OLSON. In December 1998, Mr. Olson became a director of the Company. In connection with his becoming a director, in addition to an option for 5,000 shares of Common Stock which was automatically granted under the 1996 Director Plan, Mr. Olson was granted an option for the purchase of 23,000 shares of Common Stock. The option is exercisable at a price of $3.875 per share.


         CONSULTING COMPENSATION TO BRUCE H. SENSKE. Beginning in June 1998, Mr. Senske, who was a director and executive officer of the Company during fiscal year 1998, became employed by Manchester Financial Group, Inc. whereby Mr. Senske provides consulting services to the Company at a rate of $125 per hour. During fiscal year 1998, Mr. Senske was paid an aggregate of $4,625 for his work as a consultant to the Company.

                             EXECUTIVE COMPENSATION


         The following table sets forth the aggregate cash compensation paid to or accrued by the Company's Chief Executive Officer and each of the Company's executive officers who received compensation in excess of $100,000 (the "Named Executive Officers") for services rendered to the Company during the fiscal years ended June 30, 1998, June 30, 1997 and June 30, 1996. The Company has not formalized employment agreements with its executive officers.


                           SUMMARY COMPENSATION TABLE

                                        Annual Compensation
                                        -------------------
                                                                Long-Term
                                                               Compensation
                                                               ------------

                                                           Securities Underlying
Name and Principal Position        Year       Salary              Options
---------------------------        ----       ------       ---------------------

Peter C. Lytle (1)                 1998      $16,667            125,000
Chief Executive Officer

Bruce H. Senske (2)                1998      $121,624 (3)        50,000
Vice President of Technology       1997       110,000            15,000
                                   1996       114,000              --
---------------


(1) Mr. Lytle's employment with the Company began on May 4, 1998. In connection with consulting services rendered to the Company as an independent contractor between March 1998 and the commencement of his employment, the Company granted Mr. Lytle an option to purchase 125,000 shares of Common Stock. Such option had vested to the extent of 61,312 shares as of June 30, 1998. The option to purchase the remaining 63,688 shares was granted subject to shareholder approval of an amendment to the Company's 1995 Stock Option Plan increasing the number of shares available for the grant of options thereunder.


(2) Mr. Senske's employment as the Company's Chief Executive Officer terminated on June 3, 1998. Mr. Senske's compensation for 1998 reflects his services as Chief Executive Officer through June 3 ,1998. Mr. Senske remained a director and executive officer of the Company until February 16, 1999. Mr. Senske presently consults with the Company on a part-time basis. In June 1998, Mr. Senske earned $4,625 as a consultant to the Company, which is reflected in his 1998 annual compensation.

(3) Includes severance compensation from the Company in the amount of $36,666.

         The following tables summarize stock option grants and option exercises during the fiscal year ended June 30, 1998 to or by the Named Executive Officers and certain other information relative to such options.

                        OPTION GRANTS IN LAST FISCAL YEAR
                               (INDIVIDUAL GRANTS)

                    Number of Securities   Percent of Total Options
                     Underlying Options     Granted to Employees in    Exercise
     Name                  Granted               Fiscal Year             Price       Expiration Date
----------------     -------------------   ------------------------    ----------    ---------------
Peter C. Lytle             125,000 (1)               19.6                 $0.40       March 23, 2008
Bruce H. Senske             50,000                    7.8                 $0.40       March 23, 2008

------------
(1) In March 1998, as compensation for his services as a consultant, the Company granted Mr. Lytle an option to purchase 125,000 shares of Common Stock. Such option had vested to the extent of 61,312 shares as of June 30, 1998. The right to purchase the remaining 63,688 shares was granted subject to shareholder approval of an amendment to the Company's 1995 Stock Option Plan increasing the number of shares available for the grant of options thereunder.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                                      Number of Securities             Value of
                      Shares                         Underlying Unexercised      Unexercised In-the-
                    Acquired on         Value          Options at FY-End        Money Options at FY-End
        Name         Exercise         Realized     Exercisable/Unexercisable   Exercisable/Unexercisable
        ----         --------         --------     -------------------------   -------------------------

Peter C. Lytle          ---              ---          61,312/63,688(1)                $75,000/$25,475
Bruce H. Senske         ---              ---             50,000/0                        $30,000/$0


------------
(1) In March 1998, as compensation for his services as a consultant, the Company granted Mr. Lytle an option to purchase 125,000 shares of Common Stock. Such option had vested to the extent of 61,312 shares as of June 30, 1998. The right to purchase the remaining 63,688 shares was granted subject to shareholder approval of an amendment to the Company's 1995 Stock Option Plan increasing the number of shares available for the grant of options thereunder.


                                 PROPOSAL NO. 2

          PROPOSAL TO APPROVE THE AMENDMENT OF THE RESTATED ARTICLES OF
                  INCORPORATION TO CHANGE THE COMPANY'S NAME TO
                       UNITED SHIPPING & TECHNOLOGY, INC.


         The Board of Directors believes that it is desirable for the Company to adopt a corporate name which better communicates the nature of its principal business operations to its customers and to the public. On February 16, 1999, the Board of Directors adopted, subject to shareholder approval, a resolution to amend the Company's Restated Articles of Incorporation to change its corporate name to United Shipping & Technology, Inc. The Company has been using this name as an assumed name since September 1998. The Board of Directors recommends that the shareholders approve this name change and adopt the following resolution at the Annual Meeting.


                  RESOLVED, that Article 1 of the Restated Articles of Incorporation of U-Ship, Inc. shall be amended in its entirety to read as follows:

                                    ARTICLE I

         The name of the Corporation is United Shipping & Technology, Inc.

         Approval of the amendment requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the amendment. THE BOARD OF DIRECTORS CONSIDERS THIS AMENDMENT TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THIS AMENDMENT.


                                 PROPOSAL NO. 3

             TO APPROVE THE AMENDMENTS TO THE 1995 STOCK OPTION PLAN

GENERAL

         The Board of Directors previously adopted the Company's 1995 Stock Option Plan (the "1995 Plan") and reserved 450,000 shares of Common Stock for issuance thereunder. A general description of the 1995 Plan is set forth below, but such description is qualified in its entirety by reference to the full text of the 1995 Plan.

DESCRIPTION OF THE 1995 PLAN

         PURPOSE. The purpose of the 1995 Plan is to promote the interests of the Company by providing employees of the Company and certain independent contractors with an opportunity to acquire a proprietary interest in the Company and thereby develop a stronger incentive to contribute to the Company's continued success and growth. In addition, the granting of stock options will assist the Company in attracting and retaining key personnel of outstanding ability.

         TERM. The term of the 1995 Plan is indefinite; however, the Board may terminate the 1995 Plan at any time, provided that such termination will not affect options then outstanding and provided further that no incentive stock options may be granted under the 1995 Plan on or after June 5, 2005.

         ADMINISTRATION. The 1995 Plan is administered by the Company's Compensation Committee (the "Committee"). The 1995 Plan gives broad powers to the Committee to administer and interpret the 1995 Plan, including the authority to select the individuals to be granted stock options and to prescribe the particular form and conditions of each option (which may vary from optionee to optionee).

         ELIGIBILITY. All employees of the Company or any subsidiary are eligible to receive incentive stock options pursuant to the 1995 Plan. All employees of, including any officer or director who is also an employee, consultants to and independent contractors of the Company or any subsidiary are eligible to receive nonqualified stock options. As of March 5, 1999, the Company had 27 full-time and one part-time employees, including officers and directors who are also employees.


         OPTIONS. When a stock option is granted under the 1995 Plan, the Committee, in its discretion, specifies the option price, the type of option (either "incentive" or "nonqualified") to be granted, and the number of shares of Common Stock which may be purchased upon exercise of the option. The exercise price of a stock option may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant. On March 22, 1999, the closing price of the Company's Common Stock as reported on the Nasdaq SmallCap Market was $3.75. The term during which an option may be exercised and whether an option will be exercisable immediately, in stages or otherwise are set by the Committee, but the term of any option may not exceed ten years from the date of grant. Optionees may pay for shares upon exercise of options with cash, certified check or Common Stock of the Company valued at the stock's then fair market value. Each option granted under the 1995 Plan is nontransferable during the lifetime of the optionee. As of March 5, 1999, the Company had granted options to purchase 1,046,250 shares under the 1995 Plan, 554,752 of which have been granted subject to shareholder approval of an increase in the number of shares available for grant under the plan. See "New Plan Benefits" and "Interest of Certain Persons in Proposed Amendment to the 1995 Plan."

         The Committee determines the form of stock option agreements which will be used for stock options granted under the 1995 Plan. Such agreements govern the right of an optionee to exercise an option upon termination of employment or affiliation with the Company during the life of an optionee and following an optionee's death. The Board or the Committee may impose additional or alternative conditions and restrictions on the incentive or nonqualified stock options granted under the 1995 Plan; however, each incentive option must contain such limitations and restrictions upon its exercise as are necessary to ensure that the option will be an incentive stock option as defined under the Code.

         AMENDMENT. The Board of Directors may from time to time suspend or discontinue the 1995 Plan or amend it in any respect; provided, however, that no such revision or amendment shall be made without the approval of the shareholders if it would: (a) materially modify the eligibility requirements for participants; (b) increase the maximum aggregate number of shares of stock which may be issued pursuant to options; (c) reduce the minimum option price per share, except in accordance with the 1995 Plan's antidilution provisions; (d) extend the period of granting options; or (e) materially increase in any other way the benefits accruing to optionees.

         ANTIDILUTION PROVISIONS. The Board of Directors shall equitably adjust the maximum number of shares of Common Stock reserved for issuance under the 1995 Plan, the number of shares covered by each outstanding option and the option price per share in the event of stock splits or consolidations, stock dividends or other transactions in which the Company receives no consideration.

PROPOSED PLAN AMENDMENTS

         The Board has approved, subject to shareholder approval, an amendment to the 1995 Plan which would increase the aggregate number of shares of the Company's Common Stock available under the 1995 Plan from 450,000 to 1,950,000. The Board believes that this amendment will advance the interests of the Company and its shareholders by increasing the proprietary interest of employees in the Company's long-term success and more closely aligning the interests of employees with the Company's shareholders.

         The Board has also approved, subject to shareholder approval, an amendment to the 1995 Plan which would permit the committee administering the 1995 Plan to suspend or discontinue it at any time and to revise or amend it in any respect; provided, that no revision or amendment may be made without shareholder approval that: (i) absent such shareholder approval, would cause Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to become unavailable with respect to the 1995 Plan or (ii) requires shareholder approval under any rules or regulations of the National Association of Securities Dealers, Inc. or any exchange that are applicable to the Company. The Board believes that this amendment will advance the interests of the Company and its shareholders by more closely aligning the language of the plans to the revised text of Section 16 of the Securities Exchange Act of 1934.

TAX INFORMATION

         Under present law, no tax results upon the grant of nonqualified options pursuant to the 1995 Plan. However, in the year that a nonqualified stock option is exercised, the optionee must recognize compensation, taxable as ordinary income, equal to the difference between the option price and the fair market value of the shares on the date of exercise. The Company normally will receive a deduction equal to the amount of compensation the optionee is required to recognize as ordinary income if the Company complies with any applicable federal income tax withholding requirements.

         Incentive stock options granted under the 1995 Plan are intended to qualify for favorable tax treatment under Section 422 of the Code. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option's grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

         The foregoing is only a summary of the general effect of United States federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the 1995 Plan and the subsequent sale of shares. This summary does not discuss the income tax laws of any state or foreign country in which an optionee may reside.

INTEREST OF CERTAIN PERSONS IN PROPOSED AMENDMENT TO THE 1995 PLAN


         In March 1998, Marshall T. Masko, a director of the Company, and Messrs. Lytle, Becker and Zigrino, officers of the Company, each received a five year option for the purchase of 125,000 shares of Common Stock at an exercise price of $0.40 per share. Of the total amount of each option, 63,688 shares were granted subject to shareholder approval of the amendment to the Company's 1995 Plan increasing the number of shares available for the grant of options thereunder. See "New Plan Benefits."


         In October 1998, Messrs. Lytle, Becker and Zigrino, officers of the Company, each received a ten year option, vesting over a two-year period, for the purchase of 100,000 shares of Common Stock at an exercise price of $1.25 per share. Each 100,000 option was granted subject to shareholder approval of the amendment to the Company's 1995 Plan increasing the number of shares available for the grant of options thereunder. See "New Plan Benefits."

NEW PLAN BENEFITS

         The following table sets forth the grant of options to Marshall T. Masko, a director of the Company, and Messrs. Lytle, Becker and Zigrino, officers of the Company who rendered consulting services to the Company beginning in March 1998. The table also sets forth the grant of options for the purchase of 100,000 shares of Common Stock in October 1998, to each of Messrs. Lytle, Becker and Zigrino, officers of the Company. These options were granted to each individual subject to shareholder approval of an amendment to the Company's 1995 Plan increasing the number of shares available for the grant of options thereunder. There are no options currently contemplated other than those described below, although the amount of awards granted to date are not necessarily indicative of the amounts that will be awarded in the future.

                             1995 STOCK OPTION PLAN

NAME AND POSITION                                DOLLAR VALUE   NUMBER OF SHARES
-----------------                                ------------   ----------------

Peter C. Lytle................................     $150,475          163,688
   President, Chief Executive Officer
   and Director

Timothy G. Becker.............................     $150,475          163,688
   Treasurer, Chief Financial Officer
   and Director

Marshall T. Masko.............................     $ 25,475           63,688
   Vice Chairman and Director

Kenneth D. Zigrino............................     $150,475          163,688
   Vice President - Administration,
   General Counsel and Secretary


Executive Group...............................     $451,425          491,064


Non-Executive Director Group..................     $150,475           63,688

Non-Executive Officer Employee Group..........     $      0                0

------------------


VOTE REQUIRED

         The affirmative vote of holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the amendments. THE BOARD OF DIRECTORS CONSIDERS THE AMENDMENTS TO THE 1995 PLAN TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE FOR THE AMENDMENTS.


                                 PROPOSAL NO. 4

        TO APPROVE THE AMENDMENTS TO THE 1996 DIRECTOR STOCK OPTION PLAN

GENERAL

         The Board of Directors and shareholders previously adopted the Company's 1996 Director Stock Option Plan (the "1996 Director Plan") and reserved 100,000 shares of Common Stock for issuance thereunder. A general description of the 1996 Director Plan is set forth below, but such description is qualified in its entirety by reference to the full text of the 1996 Director Plan.

DESCRIPTION OF THE 1996 DIRECTOR PLAN

         PURPOSE. The purpose of the 1996 Director Plan is to attract and retain the best available individuals to serve as non-employee directors of the Company, to provide additional incentives to the non-employee directors of the Company to serve as directors, and to encourage their continued service on the Board.

         TERM. The term of the 1996 Director Plan is five years; however, the Board may terminate the 1996 Director Plan at any time, provided that such termination will not affect options then outstanding.

         ADMINISTRATION. The 1996 Director Plan is administered by the Committee. The 1996 Director Plan gives broad powers to the Committee to administer and interpret the 1996 Director Plan, including the authority to select the fair market value of the Common Stock and to make all other determinations necessary or advisable for the administration of the 1996 Director Plan.

         ELIGIBILITY. Options may be granted only to non-employee directors. All options shall be automatically granted in an amount of 5,000 shares upon becoming a director and 5,000 shares on each anniversary date thereafter.


         OPTIONS. When a stock option is granted under the 1996 Director Plan, the Committee, in its discretion, specifies the option price. The exercise price of a stock option may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant. On March 22, 1999, the closing price of the Company's Common Stock as reported on the Nasdaq SmallCap Market was $3.75. The term of each option shall be five years. The first option shall become exercisable in full on the later of (i) 12 months after the date on which the 1996 Director Plan is first approved by the shareholders or (ii) the first anniversary of the grant of the option. Optionees may pay for shares upon exercise of options with cash, certified check or Common Stock of the Company valued at the stock's then fair market value. Each option granted under the 1996 Director Plan is nontransferable during the lifetime of the optionee. On March 5, 1999, there were outstanding options granted under the 1996 Director Plan to purchase 30,000 shares of Common Stock.


         The Committee determines the form of stock option agreements which will be used for stock options granted under the 1996 Director Plan. Such agreements govern the right of an optionee to exercise an option upon termination of employment or affiliation with the Company during the life of an optionee and following an optionee's death.

         AMENDMENT. The Board of Directors may from time to time suspend or discontinue the 1996 Director Plan or amend it in any respect; provided, however, that no such revision or amendment shall be made without the approval of the shareholders if it would: (a) materially modify the eligibility requirements for participants; (b) increase the maximum aggregate number of shares of stock which may be issued pursuant to options; (c) reduce the minimum option price per share, except in accordance with the 1996 Director Plan's antidilution provisions; (d) extend the period of granting options; or (e) materially increase in any other way the benefits accruing to optionees.

         ANTIDILUTION PROVISIONS. The Board of Directors shall equitably adjust the maximum number of shares of Common Stock reserved for issuance under the 1996 Director Plan, the number of shares covered by each outstanding option and the option price per share in the event of stock splits or consolidations, stock dividends or other transactions in which the Company receives no consideration.

PROPOSED PLAN AMENDMENTS

         The Board has approved, subject to shareholder approval, an amendment to the 1996 Director Plan which would increase the aggregate number of the Company's Common Stock available under the 1996 Director Plan from 100,000 to 210,000 shares. The Board believes that this increase will advance the interests of the Company and its shareholders by increasing the proprietary interest of directors in the Company's long-term success and more closely aligning the interests of the directors with the Company's shareholders.


         The board has also approved, subject to shareholder approval, an amendment to the 1996 Director Plan concerning the amount of options granted to each non-employee director. The current version of the 1996 Plan automatically grants to each non-employee director an option to purchase 5,000 shares of Common Stock upon he or she becoming a director, and subsequently an additional 5,000 shares upon each anniversary date of he or she becoming a director. The maximum aggregate amount of options that a director can receive under the current plan is 15,000 shares. The proposed amendment to the 1996 Director Plan would increase the automatic grant to each non-employee director upon becoming a director to 15,000 shares of Common Stock, and subsequently 15,000 shares upon each anniversary date of their becoming a director. This increase would be awarded to each non-employee director for the option he or she is entitled to receive in fiscal year 1999, provided he or she was on the Board of Directors on June 30, 1998, and is re-elected at the 1998 Annual Meeting (the "Continuing Directors"). On each anniversary date thereafter, each non-employee director would receive an option for the purchase of 15,000 shares. The proposed amendment would also eliminate any maximum aggregate amount of options that a non-employee director may receive under the 1996 Director Plan.

TAX INFORMATION

         NONSTATUTORY STOCK OPTIONS. A participant will not recognize taxable income upon the grant of a nonstatutory stock option. However, a participant who exercises a nonstatutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NSO Stock") on the exercise date over the exercise price.

         WITH RESPECT TO ANY NSO STOCK. A participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the excess of the sale price of the NSO Stock over the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale, and will be a short-term capital gain or loss if the participant has held the NSO Stock for a shorter period.

         TAX CONSEQUENCES TO THE COMPANY. The grant of an option under the 1996 Director Plan will have no tax consequences to the Company. The Company generally will be entitled to a business-expense deduction with respect to any ordinary compensation income recognized by a participant upon the exercise of an option under the 1996 Director Plan.

INTEREST OF CERTAIN PERSONS IN PROPOSED AMENDMENT TO THE 1996 DIRECTOR PLAN

         Upon the current terms of the 1996 Director Plan, each of the non-employee directors become entitled to receive an option during fiscal year 1998 for 5,000 shares of Common Stock. If the amendments to the 1996 Director Plan are approved, each of the Continuing Directors will instead receive options for fiscal year 1999 totaling 15,000 shares of Common Stock. Such Continuing Directors will also receive an option for 15,000 shares of Common Stock instead of 5,000 shares, in each succeeding year in which they serve as directors of the Company. See "New Plan Benefits."

NEW PLAN BENEFITS

         The following tables sets forth the increase in the number of shares each of the Continuing Directors would receive for his or her option grant for fiscal year 1999 if the amendment to the 1996 Director Plan is approved. Each of the Continuing Directors would have received an option for 5,000 shares of Common Stock, but if the amendment to the 1996 Director Plan is approved each of the Continuing Directors will receive options totaling 15,000 shares of Common Stock for fiscal year 1999.

                            1996 DIRECTOR OPTION PLAN

NAME AND POSITION                             DOLLAR VALUE     NUMBER OF SHARES
-----------------                             ------------     ----------------

Marshall T. Masko...........................        *                10,000
   Vice Chairman and Director

James A. Bartholomew........................        *                10,000
   Director

Marlin Rudebusch............................        *                10,000
   Director

Susan M. Clemens............................        *                10,000
   Director

Executive Group.............................       $0                     0

Non-Executive Director Group................        *                40,000

Non-Executive Officer Employee Group........       $0                     0

------------------
* Indeterminable, fair market value will be determined at the date of the 1998 Annual Meeting.


VOTE REQUIRED

         The affirmative vote of holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the amendments. Abstentions will be considered shared entitled to vote in the tabulation of votes cast on the proposal and will the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. THE BOARD OF DIRECTORS CONSIDERS THE AMENDMENTS TO THE 1996 PLAN TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE FOR THE AMENDMENTS.


                                 PROPOSAL NO. 5

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed Lurie, Besikof, Lapidus & Co., LLP as independent public accountants for the Company for the fiscal year ending June 30, 1999. A proposal to ratify such appointment will be presented to the shareholders at the Annual Meeting. Representatives of Lurie, Besikof, Lapidus & Co., LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders in attendance.


         On June 9, 1998, the Board of Directors engaged Lurie, Besikof, Lapidus & Co., LLP as the Company's new independent public accountant for the fiscal year ending June 30, 1998. During the years ending June 30, 1996 and 1997, and through June 9, 1998, the Company did not consult with Lurie, Besikof, Lapidus & Co., LLP on items which (1) involved the application of accounting principles to a specified transaction, either completed or proposed, or involved the type of audit opinion that might be rendered on the Company's financial statements, or
(2) concerned the subject matter of a disagreement or reportable event with the former auditor (as defined in Regulation S-B Item 304(a)(2)).


         On June 9, 1998, Arthur Andersen LLP resigned as the Company's independent public accountant. Except for an explanatory paragraph with respect to substantial doubt about the Company's ability to continue as a going concern described in Note 2 to the Company's consolidated financial statements as of and for the years ended June 30, 1996 and 1997, the reports of Arthur Andersen LLP on the financial statements for the years ended June 30, 1996 and 1997, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the years ended June 30, 1996 and 1997, and through June 9, 1998, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference thereto in their report on the financial statements for such years. During the years ended June 30, 1996 and 1997, and through June 9, 1998, there were no reportable events (as defined in Regulation S-B Item 304(a)(1)(v)). Representatives of Arthur Andersen LLP are not expected to be present at the Annual Meeting.


         THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE IN FAVOR OF THE APPOINTMENT OF LURIE, BESIKOF, LAPIDUS & CO., LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 1999.

                   SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS


         The following table contains certain information known to the Company regarding beneficial ownership of its Common Stock as of March 5, 1999, (i) each person who is known to the Company to own beneficially more than five percent of the Company's Common Stock, (ii) each of the Company's directors, (iii) each Named Executive Officer, and (iv) all current executive officers and directors as a group. Unless otherwise noted, each person identified below has sole voting and investment power with respect to such shares.


NAME AND ADDRESS
OF BENEFICIAL OWNER                BENEFICIALLY OWNED(1)   BENEFICIALLY OWNED(2)
-------------------                ---------------------   ---------------------


Robertson Stephens Investment (3)..     1,004,243               10.0%
Management
       555 California Street
       San Francisco, CA 94101


Peter C. Lytle (4).................       437,912                4.3%

Kenneth D. Zigrino (5).............       248,812                2.4%

Marshall T. Masko (6)..............       196,813                1.9%

Timothy G. Becker (7)..............       123,814                1.2%

Susan Clemens (8)..................       125,001                1.2%

James A. Bartholomew (9) ..........         5,000                   *

Marlin Rudebusch (10)..............         5,000                   *

Ronald G. Olson....................            --                   *

All directors and officers as
a group (8 person) (11)............     1,142,352               10.8%

-------------------
       *    Represents less than 1%.

(1) Beneficial ownership is determined in accordance with the rules of the SEC and includes securities owned by or for, among others, the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the right to acquire within 60 days. The same shares may be beneficially owned by more than one person. Voting or investment power with respect to securities. Unless otherwise indicated, the address for each listed shareholder is c/o U-Ship, Inc., 5583 West 78th Street, Edina, Minnesota 55439. To the Company's knowledge, except as indicated in the footnotes to this table, the persons named in this table have sole voting and investment power with respect to all shares. The number of shares beneficially owned includes shares issuable pursuant to warrants and stock options that are exercisable within 60 days of March 5, 1999.

(2) Percentage of beneficial ownership is based on 10,068,537 shares outstanding as of March 5, 1999. Shares issuable pursuant to warrants and stock options are deemed outstanding for computing the percentage of the person holding such warrants or stock options but are not deemed outstanding for computing the percentage of any other person. Assumes no exercise of: (a) 4,213,826 shares of Common Stock issuable upon exercise of outstanding employee stock options, director stock options or warrants, including warrants issued in conjunction with bridge financing completed by the Company in December 1995, and private placements or (b) up to 463,381 shares of Common Stock issuable upon exercise of warrants granted to broker-dealers in connection with private placements and a public offering of the Company's securities.

(3) As set forth in documents filed with the Commission by Robertson Stephens Investment Management Co. ("RSIMC"), Robertson, Stephens & Company Investment Management, L.P. ("RSCIMLP") and The Robertson Stephens Diversified Growth Fund ("RSDGF"). Includes 1,004,243 shares over which BAC, RSIMC and RSCIMLP claim shared voting and dispositive power. Includes 527,586 shares over which RSDGF claims shared voting and dispositive power.


(4) Includes 251,600 shares owned directly and 125,000 shares purchasable pursuant to warrants and 61,312 shares purchasable pursuant to a stock option. Mr. Lytle was granted an option for the purchase of 63,688 shares in March 1998, and was also granted an option in October 1998 for the purchase of 100,000 shares, which grants are subject to the shareholders of the Company approving an amendment to the Company's 1995 Stock Option Plan increasing the number of shares available for grant thereunder.

(5) Includes 125,000 shares owned directly, 62,500 shares purchasable pursuant to warrants and 61,312 shares purchasable pursuant to a stock option. Mr. Zigrino was granted an option for the purchase of 63,688 shares in March 1998, and was also granted an option in October 1998 for the purchase of 100,000 shares, which grants are subject to the shareholders of the Company approving an amendment to the Company's 1995 Stock Option Plan increasing the number of shares available for grant thereunder.

(6) Includes 93,734 shares owned directly, 41,667 shares purchasable pursuant to warrants and 61,312 shares purchasable pursuant to a stock option. Mr. Masko was granted an option for the purchase of 63,688 shares in March 1998, which grant is subject to the shareholders of the Company approving an amendment to the Company's 1995 Stock Option Plan increasing the number of shares available for grant thereunder.

(7) Includes 41,668 shares owned directly, 20,834 shares purchasable pursuant to warrants, and 61,312 shares purchasable pursuant to a stock option. Mr. Becker was granted an option for the purchase of 63,688 shares in March 1998, and was also granted an option in October 1998 for the purchase of 100,000 shares, which grants are subject to the shareholders of the Company approving an amendment to the Company's 1995 Stock Option Plan increasing the number of shares available for grant thereunder.

(8) Includes 83,334 shares owned directly and 41,667 shares purchasable pursuant to warrants.

(9)    Includes 5,000 shares purchasable pursuant to options.

(10)   Includes 5,000 shares purchasable pursuant to options.

(11) Includes an aggregate of 546,916 shares purchasable pursuant to currently exercisable stock options and warrants.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


         In April 1998, various individual accredited investors, including executive officers and directors of the Company, purchased 785,837 Units, each Unit consisting of two shares of its $.004 par value per share Series A Cumulative Convertible Preferred Stock and one warrant to purchase one share of Common Stock at a price of $1.75 per share, at a price of $1.20 per Unit, for a total consideration received by the Company of $943,003. Each Preferred Share may be voted on an as-if-converted basis and is convertible into the Company's $.004 par value Common Stock, commencing November 1, 1998, subject to anti-dilution adjustments. Each share of Preferred Stock is entitled to a 5% cumulative annual dividend. Effective February 25, 1999, the Company has exercised its right to effect a mandatory conversion of the outstanding Preferred Stock. The Warrants may be exercised to purchase Common Stock at any time before May 1, 2001. These Units were sold by the Company without the services of an Agent. The closing of these transactions was completed on May 4, 1998. The following executive officers and directors purchased Preferred Stock and warrants in the amounts set forth respectively:


                                                           Number of
                                                           Preferred   Number of
       Name                        Position                 Shares      Warrants
------------------   -----------------------------------   ---------   ---------
Peter C. Lytle       President, Chief Executive Officer     250,000     125,000
                     and Director
Susan M. Clemens     Director                                83,334      41,667
Kenneth D. Zigrino   Vice President and Secretary           125,000      62,500
Marshall T. Masko    Director                                83,334      41,667
Timothy G. Becker    Chief Financial Office and Director     41,668      20,884
Bruce M. Senske      Executive Officer                       30,000      15,000

         The above persons purchased Units for the same consideration as was paid by nonaffiliated purchasers. In separate closings on June 2, 1998, and June 8, 1998, the Company also completed a private placement in which it sold to non-affiliated accredited investors, some of whom are officers and directors of the Company, 1,441,912 Units. The Units were offered by R.J. Steichen & Co., a non-exclusive agent of the Company on a "best-efforts, all or none" basis, at a purchase price of $1.20 per Unit. The total consideration received by the Company for the sale of these Units was $1,477,856, net of interest ($7,080) and the Agent's commissions and nonaccountable expenses and other expenses of the private placement.


         In March 1998, Messrs. Lytle, Masko, Becker and Zigrino rendered consulting services to the Company in connection with its strategic restructuring, preceding its ultimate financing in April 1998. For their services, the Company issued to each of them an option for the purchase of 125,000 shares of Common Stock. Each option is exercisable at a price of $0.40 per share over a five-year period. Such options had vested to the extent of 61,312 shares as of June 30, 1998. The right to purchase the remaining 63,668 shares was granted subject to shareholder approval of an amendment to the Company's 1995 Stock Option Plan increasing the number of shares available for the grant of options thereunder.


                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers and the holders of 10% or more of the Company's stock to file with the SEC initial reports of changes in ownership of equity securities of the Company. Based on the Company's review of copies of such reports received by it, or written representations from reporting persons, the Company believes that during fiscal year 1998 its directors and executive officers filed all reports on a timely basis except as follows: (a) initial reports on Form 3 following the election or appointment as executive officers or directors of the Company by each of James A. Bartholomew, Marlin Rudebusch, Timothy G. Becker, Susan M. Clemens, Kenneth D. Zigrino, Peter C. Lytle and Marshall T. Masko through inadvertence were filed late; and (b) securities ownership report on Form 4 by Bruce H. Senske in connection with his purchase of 15,000 Units in connection with the Company's 1998 private placement was filed late.

                              SHAREHOLDER PROPOSALS


         Any shareholder who desires to submit a proposal for action by the shareholders at the next annual meeting, in addition to meeting the shareholder eligibility and other requirements of the Securities and Exchange Commission's rules governing such proposals, must submit such proposal in writing to Kenneth
D. Zigrino, U-Ship, Inc., on or after April 1, 1999, at 9850 51st Avenue North, Suite 110, Minneapolis, Minnesota 55442 by November 25, 1999. If the Company receives notice of a shareholder proposal after February 8, 2000, persons named as proxies for the 1999 Annual Meeting of Shareholders will have discretionary voting authority to vote on such proposal at the meeting. Due to the complexity of the respective rights of the shareholders and the Company in this area, any shareholder desiring to propose such an action is advised to consult with his or her legal counsel with respect to such rights. It is suggested that any such proposal be submitted by certified mail, return receipt requested.



                               PROXY SOLICITATION

         The cost of this solicitation of proxies will be paid by the Company. Proxies will also be solicited by mail, except that solicitation personally or by telephone may also be made by the Company's regular employees who will receive no additional compensation for their services in connection with the solicitation. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials and the annual report to beneficial owners of stock held by such persons. The Company will reimburse such parties for their expenses in so doing.


                  ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-KSB

         A copy of the 1998 Annual Report to Shareholders of the Company accompanies this Proxy Statement. A copy of the Company's Annual Report on Form 10-KSB for fiscal year 1998 will be provided without charge upon written request of any shareholder whose proxy is being solicited by the Board of Directors. The written request should be directed to Shareholder Relations, attention Kenneth
D. Zigrino, on or after April 1, 1999 at U-Ship, Inc., 9850 51st Avenue North, Suite 110, Minneapolis, Minnesota 55442. No part of the 1998 Annual Report to Shareholders is incorporated herein and no part thereof is to be considered proxy soliciting material.

                                        BY ORDER OF THE BOARD OF DIRECTORS




                                        /s/ Peter C. Lytle
                                        Peter C. Lytle
                                        President and Chief Executive Officer



Edina, Minnesota
March 30, 1999

                                  U-SHIP, INC.
                              5583 WEST 78TH STREET
                             EDINA, MINNESOTA 55439
                                 (612) 941-4080

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned, having duly received the Notice of Annual Meeting of Shareholders and the Proxy Statement, dated March 30, 1999, hereby appoints Peter C. Lytle and Kenneth D. Zigrino as proxies (each with the power to act alone and with the power of substitution and revocation), to represent the undersigned and to vote, as designated below, all shares of Common Stock of U-Ship, Inc. (the "Company") held of record by the undersigned on March 22, 1999, at the Annual Meeting of Shareholders to be held at the Radisson Plaza Hotel Minneapolis, 35 South Seventh Street, Minneapolis, Minnesota on Monday, May 3, 1999, at 3:30 p.m., Minneapolis time, and at any adjournment or postponement thereof.


1. To elect seven directors for the ensuing year and until their successors are duly elected and qualified.

     [ ]  FOR all nominees listed below       [ ]  WITHHOLD AUTHORITY
          (except as marked to the                 to vote for all nominees
          contrary below)                          listed below


     PETER C. LYTLE, TIMOTHY G. BECKER, MARSHALL T. MASKO, JAMES A. BARTHOLOMEW, MARLIN RUDEBUSCH, SUSAN M. CLEMENS AND RONALD G. OLSON.


     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

     ---------------------------------------------------------------------------

2. To consider and vote upon the amendment to the Company's Restated Articles of Incorporation to change the name of the Company to United Shipping & Technology, Inc.

            [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

3. To consider and vote upon amendments to the Company's 1995 Stock Option Plan, including an amendment to increase the number of shares for which options may be granted under such plan from 450,000 to 1,950,000 shares.

            [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

4. To consider and vote upon amendments to the Company's 1996 Director Stock Option Plan, including an amendment to increase the number of shares for which options may be granted under such plan from 100,000 to 210,000 shares.

            [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

5. To ratify the appointment of Lurie, Besikof, Lapidus & Co., LLP independent certified public accountants, as auditors of the Company for its fiscal year ending June 30, 1999.

            [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE PROXY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 5. ABSTENTIONS WILL BE COUNTED TOWARD THE EXISTENCE OF A QUORUM.

Please sign exactly as name appears on this proxy. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Dated:
       ---------------------------------     -----------------------------------

                                             -----------------------------------

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE
                               ENCLOSED ENVELOPE.